UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2017

Aberdeen Israel Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06120	06-1302759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, 32nd Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(800)-522-5465

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The Board of Directors of Aberdeen Israel Fund, Inc. (the “Fund”) has voted to amend Article II, Section 5 of the Fund’s Amended and Restated By-laws (the “By-laws”) effective January 15, 2017.  Article II, Section 5, as amended, provides the chairman of a shareholder meeting the authority to adjourn an inquorate meeting, which is an authority previously held only by the stockholders entitled to vote at the meeting who are present in person or represented by proxy.

As revised Section 5. Quorum. At all meetings of the stockholders, the holders of a majority of the shares of stock of the Corporation entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as otherwise provided by statute or by the Articles of Incorporation. In the absence of a quorum no business may be transacted, except that (a) the chairman of the meeting or (b) the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by these By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of the Corporation in excess of a majority thereof which may be required by the laws of the State of Maryland, the Investment Company Act of 1940, as amended, or other applicable statute, the Articles of Incorporation, or these By-Laws, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.		Exhibit Description

3.(ii)	—	Amendment to Amended and Restated By-laws of Aberdeen Israel Fund, Inc., effective January 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aberdeen Israel Fund, Inc.

Date: January 18, 2017

	By:	/s/ Lucia Sitar
Lucia Sitar
Vice President

Exhibit Index

Exhibit No.		Exhibit Description

3.(ii)	—	Amendment to Amended and Restated By-laws of Aberdeen Israel Fund, Inc., effective January 15, 2017.